UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2019

CARTER VALIDUS MISSION CRITICAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4890 West Kennedy Blvd.

Suite 650

Tampa, Florida 33609

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

An additional form of proxy card will be distributed to stockholders with accounts for which AXA Advisors, LLC, Ameriprise Financial, Inc., Wells Fargo Clearing Services, LLC, and LPL Financial LLC act as broker-dealer of record, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Additional Form of Proxy Card

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

In connection with the proposed transaction, Carter Validus Mission Critical REIT II, Inc. (“CVMC REIT II”) has filed a Registration Statement on Form S-4 (File No. 333-232275), which has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”), and which contains a proxy statement of Carter Validus Mission Critical REIT, Inc. (“CVMC REIT”) and also constitutes a prospectus of CVMC REIT II. This proxy statement/prospectus has been mailed to CVMC REIT’s shareholders. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY CVMC REIT AND CVMC REIT II IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CVMC REIT, CVMC REIT II AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (www.sec.gov). In addition, these materials also are available free of charge by accessing CVMC REIT’s website (www.cvmissioncriticalreit.com) or by accessing CVMC REIT II’s website (www.cvmissioncriticalreit2.com).

Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. CVMC REIT can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from CVMC REIT’s expectations include, but are not limited to, the risk that the proposed merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the stockholder approval with respect to CVMC REIT or the failure to satisfy the other conditions to completion of the proposed merger; risks related to disruption of management’s attention from the ongoing business operations due to the proposed merger; availability of suitable investment opportunities; changes in interest rates; the availability and terms of financing; general economic conditions; market conditions; legislative and regulatory changes that could adversely affect the business of CVMC REIT or CVMC REIT II; and other factors, including those set forth in the Risk Factors section of CVMC REIT’s most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by CVMC REIT with the SEC, copies of which are available on the SEC’s website, www.sec.gov. CVMC REIT undertakes no obligation to update these statements for revisions or changes after the date of this communication, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

Dated: July 23, 2019	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer